Q1 2019 Earnings April 16, 2019 Earnings Release Supplement Exhibit 99.2

A broadly diversified business across clients, products and geographies Note: Base Fees and AUM by region data is based on client domicile. 1 Client Type Style Product Type Region Assets Under Management of $6.52 trillion at March 31, 2019 Q1 2019 Total Base Fees of $2.805 billion

Long-term net flows ($ in billions) Total long-term Retail iShares ETFs Institutional LTM organic asset growth rate (%) LTM organic base fee growth rate (%) (1)% 1% 3% 6% 7% 7% 6% 3% 16% 21% 19% 19% 15% 10% 9% 10% 2% 3% 3% 2% 2% 1% 0% (2)% Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. 0% 9% (1)% 5% 7% 7% 7% 6% 4% 3% 2% 2% 2% 5% 5% 7% 7% 4% 3% 2% 1% 2 Institutional Active Institutional Index

Profitability ($ in millions, except per share data) For further information and reconciliations between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted Operating Income and Margin, as adjusted Net Income and EPS, as adjusted 3 Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

Dividends per share Capital management (amounts in millions, except per share data) Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. Share repurchases and weighted average diluted shares Share repurchases Weighted average diluted shares Dividends 4

Major market indices and exchange rates Source: Bloomberg (1) Revenue weighted composite index calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The market impact information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 5 Major market indices and exchange rates % Change % Change Spot 3/31/19 vs. Average Q1 2019 vs. 43190 43465 43555 43465 43190 Q1 2018 Q4 2018 Q1 2019 Q4 2018 Q1 2018 Equity Indices: Domestic 2 S&P 500 2640.87 2506.85 2506.85 0 -5.0748427601510104E-2 2,731.9233846153847 2692.9309090909087 2692.9309090909087 0 -1.4272902287106278E-2 Global 3 MSCI Barra World Index 2066.84 1883.9 1883.9 0 -8.851193125737844E-2 2,137.804615384618 2010.0603030303037 2010.0603030303037 0 -5.943630143748433E-2 4 MSCI Europe Index 125.01 114.2 114.2 0 -8.6473082153427736E-2 129.30353846153847 120.43909090909087 120.43909090909087 0 -6.8555336210573567E-2 5 MSCI AC Asia Pacific Index 172.76 146.71 146.71 0 -0.15078721926371835 178.0221538461538 151.6406060606061 151.6406060606061 0 -0.14819249860523848 6 MSCI Emerging Markets Index 1170.8800000000001 965.67 965.67 0 -0.17526134189669321 1,204.4461538461539 977.98909090909103 977.98909090909103 0 -0.18801758983904621 7 S&P Global Natural Resources 3741.82 3311.39 3311.39 0 -0.11503225703000151 3,865.69692307693 3580.0606060606056 3580.0606060606056 0 -7.3739701722407722E-2 Fixed Income Index: 8 Barclays U.S. Aggregate Bond Index 2016.48 2046.6 2046.6 0 1.4936919781004469E-2 2,015.3240000000001 2011.2539393939401 2011.2539393939401 0 -2.0195564614225786E-3 Foreign Exchange Rates: 9 GBP to USD 1.4015 1.2753999999999999 1.2753999999999999 0 -8.9975026757046092E-2 1.3914384615384618 1.2860969696969702 1.2860969696969702 0 -7.5706899552725804E-2 10 EUR to USD 1.2323999999999999 1.1467000000000001 1.1467000000000001 0 -6.9539110678351099E-2 1.2287753846153846 1.1407712121212121 1.1407712121212121 0 -7.161941360154965E-2 Rounded % Change % Change Spot 3/31/19 vs. Average Q1 2019 vs. 43190 43465 43555 43465 43190 Q1 2018 Q4 2018 Q1 2019 Q4 2018 Q1 2018 Equity Indices Domestic S&P 500 2641 2507 2834 0.13043478260869565 7.3078379401741764E-2 2732 2693 2718 9.2833271444485704E-3 -5.1244509516837483E-3 Global MSCI Barra World Index 2067 1884 2108 0.11889596602972399 1.9835510401548139E-2 2137 2010 2035 1.2437810945273632E-2 -4.7730463266261111E-2 MSCI Europe Index 125 114 128 0.12280701754385964 2.4E-2 129 120 123 2.5000000000000001E-2 -4.6511627906976744E-2 MSCI AC Asia Pacific Index 173 147 160 8.8435374149659865E-2 -7.5144508670520235E-2 178 152 156 2.6315789473684209E-2 -0.12359550561797752 MSCI Emerging Markets Index 1171 966 1058 9.5238095238095233E-2 -9.6498719043552519E-2 1204 978 1033 5.6237218813905927E-2 -0.14202657807308969 S&P Global Natural Resources 3742 3311 3716 0.12231954092419209 -6.9481560662747197E-3 3865 3580 3604 6.7039106145251395E-3 -6.7529107373868053E-2 BLK Equity Index(1) 0.11 -0.01 0.03 -7.0000000000000007E-2 Fixed Income Index Barclays U.S. Aggregate Bond Index 2016 2047 2107 2.9311187103077674E-2 4.5138888888888888E-2 2015 2011 2068 2.8344107409249131E-2 2.6302729528535979E-2 Foreign Exchange Rates GBP to USD 1.4 1.28 1.3 1.5625000000000014E-2 -7.1428571428571341E-2 1.39 1.29 1.3 7.7519379844961309E-3 -6.4748201438848824E-2 EUR to USD 1.23 1.1499999999999999 1.1200000000000001 -2.6086956521738962E-2 -8.9430894308942993E-2 1.23 1.1399999999999999 1.1399999999999999 0 -7.3170731707317138E-2

Quarterly revenue ($ in millions) $(237) $(88) Q1 2019 compared to Q1 2018 Q1 2019 compared to Q4 2018 6               Percentage Change Year-over-Year Sequential Base fees ex. securities lending (5)% - % Securities lending (5)% 15 % Performance fees (63)% (74)% Technology services revenue 11% - % Distribution fees (16)% (3)% Advisory and other revenue (31)% (40)% Total (7)%   (3)%

Quarterly investment advisory, administration fees and securities lending revenue ($ in millions) $(142) $26 Q1 2019 compared to Q1 2018 Q1 2019 compared to Q4 2018 7

Quarterly expense, as adjusted ($ in millions) Quarterly expense, as adjusted, includes non-GAAP adjustments related to a restructuring charge of $60 million in the fourth quarter of 2018 and PNC LTIP funding obligation of $3 million in the first quarter of 2018 and $4 million in the fourth quarter of 2018. For further information, see notes (1) through (3) in the current earnings release. $(92) $(11) Q1 2019 compared to Q1 2018 Q1 2019 compared to Q4 2018 8               Percentage Change Year-over-Year Sequential Employee comp. & benefits (5)% 5 % Distribution & servicing costs (6)% (4)% Direct fund expense (7)% 8 % General & administration 1% (14)% Amortization of intangible assets 36% - % Total (4)%   (1)%

Reconciliation between GAAP and as adjusted ($ in millions) Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018. Non-GAAP adjustments include amounts related to a restructuring charge, PNC LTIP funding obligations and noncash income tax matters, as applicable. The fourth quarter of 2017 includes a non-GAAP adjustment of $1.3 billion related to the Tax Cuts and Jobs Act. For further information and reconciliation between GAAP and as adjusted, see notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. 9

Important Notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated April 16, 2019, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com. 10